UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement

On December 1, 2004, New Century Mortgage Corporation, a California corporation and indirect wholly owned subsidiary of the registrant, and Ingram Micro Inc., a Delaware corporation, entered into a sublease (the “Sublease”) for approximately 96,034 rentable square feet of a building located at 1610 East St. Andrew Place, Santa Ana, California. In addition, on the first day of the 25th month of the term of the Sublease, the subleased premises shall be expanded to include approximately 54,335 additional rentable square feet of the building located at 1610 East St. Andrew Place, Santa Ana, California. The Sublease is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Sublease, dated as of December 1, 2004, between New Century Mortgage Corporation and Ingram Micro Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

December 7, 2004	By:	/s/ BRAD A. MORRICE
Brad A. Morrice
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Sublease, dated as of December 1, 2004, between New Century Mortgage Corporation and Ingram Micro Inc.